Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Second Quarter 2022 Results
Record total revenue up 39% year over year
Cable Access revenue up 62% and Video SaaS revenue up 69% year over year

SAN JOSE, California, August 01, 2022 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the second quarter of 2022.
“Harmonic delivered another record quarter, with 39% year over year revenue growth and over 15% adjusted EBITDA margin," said Patrick Harshman, president and chief executive officer of Harmonic. "Our Cable Access business grew 62% and our Video SaaS revenue grew 69% year over year, highlighting strong demand and powerful competitive differentiation. We ended the second quarter with backlog and deferred revenue near record levels, providing good visibility as we enter the second half of 2022.”
Q2 Financial and Business Highlights
Financial
•Revenue: $157.4 million, up 39% year over year
◦Cable Access segment revenue: $81.2 million, up 62% year over year
◦Video segment revenue: $76.2 million, up 20% year over year
•Gross margin: GAAP 52.3% and non-GAAP 52.8%, compared to GAAP 53.3% and non-GAAP 53.9% in the year ago period
◦Cable Access segment gross margin: 43.0% compared to 47.0% in the year ago period
◦Video segment gross margin: 63.2% compared to 59.3% in the year ago period
•Operating income: GAAP income $15.1 million and non-GAAP income $21.4 million, compared to GAAP income $2.1 million and non-GAAP income $6.6 million in the year ago period
•Net income: GAAP net income $14.8 million and non-GAAP net income of $17.6 million, compared to GAAP net loss $2.0 million and non-GAAP net income $4.8 million in the year ago period
•Adjusted EBITDA: $24.3 million income compared to $9.5 million income in the year ago period
•EPS: GAAP net income per share of $0.14 and non-GAAP net income per share of $0.16, compared to GAAP net loss per share of $0.02 and non-GAAP net income per share of $0.05 in the year ago period
•Cash: $121.8 million, up $6.6 million year over year
Business
•CableOS® solution commercially deployed with 79 customers, up 27% year over year
•CableOS deployments scaled to 8.5 million served cable modems, up 159% year over year
•New Tier 1 live sports streaming SaaS wins and expansions

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q2 2022	Q1 2022	Q2 2021	Q2 2022	Q1 2022	Q2 2021
	(Unaudited, in millions, except per share data)
Net revenue	$157.4	$147.4	$113.4	$157.4	$147.4	$113.4
Net income (loss)	$14.8	$(1.5)	$(2.0)	$17.6	$8.9	$4.8
EPS	$0.14	$(0.01)	$(0.02)	$0.16	$0.08	$0.05

Other Financial Information				Q2 2022	Q1 2022	Q2 2021
				(Unaudited, in millions)
Adjusted EBITDA for the quarter				$24.3	$14.5	$9.5
Bookings for the quarter				$140.9	$205.5	$186.9
Backlog and deferred revenue as of quarter end				$477.8	$497.3	$347.2
Cash and cash equivalents as of quarter end				$121.8	$100.7	$115.2
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q3 2022 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$62	$85	$—	$147	$66	$91	$—	$157
Gross margin %	57.0%	43.0%	(0.6)%	48.3%	58.0%	45.0%	(0.6)%	49.9%
Gross profit	$35	$37	$(1)	$71	$38	$41	$(1)	$78
Operating expenses	$36	$24	$6	$66	$37	$26	$6	$69
Operating income (loss)	$(1)	$13	$(7)	$5	$1	$15	$(7)	$9
Tax rate (3)				33.0%				33.0%
EPS (3)				$0.02				$0.05
Shares (3)				109.5				109.5
Cash (3)				$110				$120
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	2022 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$272	$335	$—	$607	$282	$345	$—	$627
Gross margin %	58.3%	42.1%	(0.5)%	48.9%	59.5%	43.5%	(0.4)%	50.3%
Gross profit	$159	$141	$(3)	$297	$168	$150	$(3)	$315
Operating expenses	$145	$94	$25	$264	$148	$100	$25	$273
Operating income	$14	$47	$(28)	$33	$20	$50	$(28)	$42
Tax rate (3)				33.0%				33.0%
EPS (3)				$0.19				$0.25
Shares (3)				109.6				109.6
Cash (3)				$95				$105
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	Q3 2022 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$62	$85	$147	$66	$91	$157
Gross margin %	57.0%	43.0%	48.9%	58.0%	45.0%	50.5%
Gross profit	$35	$37	$72	$38	$41	$79
Operating expenses	$36	$24	$60	$37	$26	$63
Adjusted EBITDA	$1	$14	$15	$3	$16	$19
Tax rate (2)			13.0%			13.0%
EPS (2)			$0.08			$0.12
Shares (2)			109.5			109.5
Cash (2)			$110			$120
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

	2022 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$272	$335	$607	$282	$345	$627
Gross margin %	58.3%	42.1%	49.4%	59.5%	43.5%	50.7%
Gross profit	$159	$141	$300	$168	$150	$318
Operating expenses	$145	$94	$239	$148	$100	$248
Adjusted EBITDA	$19	$53	$72	$26	$56	$82
Tax rate (2)			13.0%			13.0%
EPS (2)			$0.44			$0.52
Shares (2)			109.6			109.6
Cash (2)			$95			$105

(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, August 1, 2022. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BIa55199c150564ee4b8118917be1e93c9. A replay will be available after 5:00 p.m. PT on the same web site.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized cable access and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The Company revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Cable Access businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2021, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Gain and losses on equity investments - We exclude the gain and losses from the sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, restructuring charges and amortization of intangible assets, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Sanjay Kalra	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	July 1, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$121,819	$133,431
Accounts receivable, net	106,351	88,529
Inventories	82,636	71,195
Prepaid expenses and other current assets	27,620	29,972
Total current assets	338,426	323,127
Property and equipment, net	41,604	42,721
Operating lease right-of-use assets	27,183	30,968
Other non-current assets	54,315	56,657
Goodwill	236,931	240,213
Total assets	$698,459	$693,686

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$37,588	$36,824
Other debts, current	4,717	4,992
Accounts payable	38,515	64,429
Deferred revenue	74,599	57,226
Operating lease liabilities, current	6,950	7,346
Other current liabilities	59,615	53,644
Total current liabilities	221,984	224,461
Convertible debt, non-current	113,541	98,941
Other debts, non-current	11,060	12,989
Operating lease liabilities, non-current	25,885	29,120
Other non-current liabilities	29,153	31,379
Total liabilities	401,623	396,890

Convertible debt	—	883
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 105,061 and 102,959 shares issued and outstanding at July 1, 2022 and December 31, 2021, respectively	105	103
Additional paid-in capital	2,371,001	2,387,039
Accumulated deficit	(2,061,320)	(2,087,957)
Accumulated other comprehensive loss	(12,950)	(3,272)
Total stockholders’ equity	296,836	295,913
Total liabilities and stockholders’ equity	$698,459	$693,686

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	July 1, 2022	July 2, 2021	July 1, 2022	July 2, 2021
Revenue:
Appliance and integration	$121,868	$78,598	$234,852	$158,574
SaaS and service	35,578	34,850	70,033	66,450
Total net revenue	157,446	113,448	304,885	225,024
Cost of revenue:
Appliance and integration	62,341	40,365	128,723	82,984
SaaS and service	12,704	12,578	24,579	26,390
Total cost of revenue	75,045	52,943	153,302	109,374
Total gross profit	82,401	60,505	151,583	115,650
Operating expenses:
Research and development	29,920	24,783	58,753	48,311
Selling, general and administrative	36,768	33,586	73,411	68,497
Amortization of intangibles	—	—	—	507
Restructuring and related charges	631	—	1,801	43
Total operating expenses	67,319	58,369	133,965	117,358
Income (loss) from operations	15,082	2,136	17,618	(1,708)
Interest expense, net	(1,394)	(2,630)	(2,827)	(5,233)
Other income (expense), net	4,274	(147)	4,336	872
Income (loss) before income taxes	17,962	(641)	19,127	(6,069)
Provision for income taxes	3,122	1,368	5,816	2,064
Net income (loss)	$14,840	$(2,009)	$13,311	$(8,133)

Net income (loss) per share:
Basic	$0.14	$(0.02)	$0.13	$(0.08)
Diluted	$0.14	$(0.02)	$0.12	$(0.08)
Weighted average shares outstanding:
Basic	104,630	101,218	104,312	100,539
Diluted	108,984	101,218	109,774	100,539

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended
	July 1, 2022	July 2, 2021
Cash flows from operating activities:
Net income (loss)	$13,311	$(8,133)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	6,128	6,164
Amortization of intangibles	—	507
Stock-based compensation	13,161	12,429
Amortization of convertible debt discount	596	3,093
Amortization of warrant	863	863
Foreign currency remeasurement	(1,680)	(1,897)
Deferred income taxes	1,401	981
Provision for expected credit losses and returns	1,648	2,230
Provision for excess and obsolete inventories	3,805	1,004
Gains on sale of investment in equity securities	(4,370)	—
Other adjustments	338	111
Changes in operating assets and liabilities:
Accounts receivable	(21,386)	(36,709)
Inventories	(15,429)	(8,825)
Other assets	(1,367)	882
Accounts payable	(23,355)	14,544
Deferred revenues	16,393	15,553
Other liabilities	4,287	15,642
Net cash provided by (used in) operating activities	(5,656)	18,439
Cash flows from investing activities:
Proceeds from sale of investment	7,962	—
Purchases of property and equipment	(5,504)	(7,685)
Net cash provided by (used) in investing activities	2,458	(7,685)
Cash flows from financing activities:
Repurchase of common stock	(5,013)	—
Proceeds from other debts	3,499	3,772
Repayment of other debts	(4,393)	(5,401)
Proceeds from common stock issued to employees	6,130	9,068
Payment of tax withholding obligations related to net share settlements of restricted stock units	(3,083)	(1,194)
Net cash provided by (used in) financing activities	(2,860)	6,245
Effect of exchange rate changes on cash and cash equivalents	(5,554)	(467)
Net increase (decrease) in cash and cash equivalents	(11,612)	16,532
Cash and cash equivalents at beginning of period	133,431	98,645
Cash and cash equivalents at end of period	$121,819	$115,177

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	July 1, 2022		April 1, 2022		July 2, 2021
Geography
Americas	$117,607	75%	$103,157	70%	$71,525	63%
EMEA	29,699	19%	35,702	24%	28,441	25%
APAC	10,140	6%	8,580	6%	13,482	12%
Total	$157,446	100%	$147,439	100%	$113,448	100%

Market
Service Provider	$98,551	63%	$92,521	63%	$68,929	61%
Broadcast and Media	58,895	37%	54,918	37%	44,519	39%
Total	$157,446	100%	$147,439	100%	$113,448	100%

	Six Months Ended
	July 1, 2022		July 2, 2021
Geography
Americas	$220,764	72%	$146,587	65%
EMEA	65,401	22%	56,048	25%
APAC	18,720	6%	22,389	10%
Total	$304,885	100%	$225,024	100%

Market
Service Provider	$191,072	63%	$122,589	54%
Broadcast and Media	113,813	37%	102,435	46%
Total	$304,885	100%	$225,024	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended July 1, 2022
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$76,215	$81,231	$157,446	$—	$157,446
Gross profit	48,136	34,936	83,072	(671)	82,401
Gross margin %	63.2%	43.0%	52.8%		52.3%
Adjusted EBITDA(2)	12,749	11,595	24,344	(9,504)	14,840
Adjusted EBITDA margin %	16.7%	14.3%	15.5%		9.4%

	Three Months Ended April 1, 2022
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$65,842	$81,597	$147,439	$—	$147,439
Gross profit	38,684	31,011	69,695	(513)	69,182
Gross margin %	58.8%	38.0%	47.3%		46.9%
Adjusted EBITDA(2)	4,801	9,650	14,451	(15,980)	(1,529)
Adjusted EBITDA margin %	7.3%	11.8%	9.8%		(1.0)%

	Three Months Ended July 2, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$63,355	$50,093	$113,448	$—	$113,448
Gross profit	37,571	23,538	61,109	(604)	60,505
Gross margin %	59.3%	47.0%	53.9%		53.3%
Adjusted EBITDA(2)	3,399	6,112	9,511	(11,520)	(2,009)
Adjusted EBITDA margin %	5.4%	12.2%	8.4%		(1.8)%

	Six Months Ended July 1, 2022
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$142,057	$162,828	$304,885	$—	$304,885
Gross profit	86,820	65,947	152,767	(1,184)	151,583
Gross margin %	61.1%	40.5%	50.1%		49.7%
Adjusted EBITDA(2)	17,550	21,245	38,795	(25,484)	13,311
Adjusted EBITDA margin %	12.4%	13.0%	12.7%		4.4%

	Six Months Ended July 2, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$133,686	$91,338	$225,024	$—	$225,024
Gross profit	76,345	40,946	117,291	(1,641)	115,650
Gross margin %	57.1%	44.8%	52.1%		51.4%
Adjusted EBITDA(2)	9,512	9,141	18,653	(26,786)	(8,133)
Adjusted EBITDA margin %	7.1%	10.0%	8.3%		(3.6)%
(1) Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.
(2) Adjusted EBITDA is a Non-GAAP financial measure. Refer to “Preliminary Adjusted EBITDA Reconciliation” below for a reconciliation to the most comparable GAAP measure.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended July 1, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Income (Expense), net	Net Income
GAAP	$157,446	$82,401	$67,319	$15,082	$2,880	$14,840
Stock-based compensation	—	557	(5,018)	5,575	—	5,575
Restructuring and related charges	—	114	(631)	745	—	745
Gain on sale of equity investment	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	299	299
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	492
Total adjustments	—	671	(5,649)	6,320	(4,050)	2,762
Non-GAAP	$157,446	$83,072	$61,670	$21,402	$(1,170)	$17,602
As a % of revenue (GAAP)		52.3%	42.8%	9.6%	1.8%	9.4%
As a % of revenue (Non-GAAP)		52.8%	39.2%	13.6%	(0.7)%	11.2%
Diluted net income per share:
GAAP						$0.14
Non-GAAP						$0.16
Shares used in per share calculation:
GAAP and Non-GAAP						108,984

	Three Months Ended April 1, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$147,439	$69,182	$66,646	$2,536	$(1,371)	$(1,529)
Stock-based compensation	—	527	(7,059)	7,586	—	7,586
Restructuring and related charges	—	(14)	(1,170)	1,156	—	1,156
Non-cash interest and other expenses related to convertible notes	—	—	—	—	297	297
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,367
Total adjustments	—	513	(8,229)	8,742	297	10,406
Non-GAAP	$147,439	$69,695	$58,417	$11,278	$(1,074)	$8,877
As a % of revenue (GAAP)		46.9%	45.2%	1.7%	(0.9)%	(1.0)%
As a % of revenue (Non-GAAP)		47.3%	39.6%	7.6%	(0.7)%	6.0%
Diluted net income (loss) per share:
GAAP						$(0.01)
Non-GAAP						$0.08
Shares used in per share calculation:
GAAP						103,994
Non-GAAP						110,563

	Three Months Ended July 2, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$113,448	$60,505	$58,369	$2,136	$(2,777)	$(2,009)
Stock-based compensation	—	222	(3,811)	4,033	—	4,033
Restructuring and related charges	—	382	—	382	—	382
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,560	1,560
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	836
Total adjustments	—	604	(3,811)	4,415	1,560	6,811
Non-GAAP	$113,448	$61,109	$54,558	$6,551	$(1,217)	$4,802
As a % of revenue (GAAP)		53.3%	51.5%	1.9%	(2.4)%	(1.8)%
As a % of revenue (Non-GAAP)		53.9%	48.1%	5.8%	(1.1)%	4.2%
Diluted net income (loss) per share:
GAAP						$(0.02)
Non-GAAP						$0.05
Shares used in per share calculation:
GAAP						101,218
Non-GAAP						103,825

	Six Months Ended July 1, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Income (Expense), net	Net Income
GAAP	$304,885	$151,583	$133,965	$17,618	$1,509	$13,311
Stock-based compensation	—	1,084	(12,077)	13,161	—	13,161
Restructuring and related charges	—	100	(1,801)	1,901	—	1,901
Gain on sale of equity investment	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	596	596
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,859
Total adjustments	—	1,184	(13,878)	15,062	(3,753)	13,168
Non-GAAP	$304,885	$152,767	$120,087	$32,680	$(2,244)	$26,479
As a % of revenue (GAAP)		49.7%	43.9%	5.8%	0.5%	4.4%
As a % of revenue (Non-GAAP)		50.1%	39.4%	10.7%	(0.7)%	8.7%
Diluted net income per share:
GAAP						$0.12
Non-GAAP						$0.24
Shares used in per share calculation:
GAAP and Non-GAAP						109,774

	Six Months Ended July 2, 2021
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$225,024	$115,650	$117,358	$(1,708)	$(4,361)	$(8,133)
Stock-based compensation	—	1,295	(11,136)	12,431	—	12,431
Amortization of intangibles	—	—	(507)	507	—	507
Restructuring and related charges	—	346	(43)	389	—	389
Non-cash interest and other expenses related to convertible notes	—	—	—	—	3,092	3,092
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,030
Total adjustments	—	1,641	(11,686)	13,327	3,092	17,449
Non-GAAP	$225,024	$117,291	$105,672	$11,619	$(1,269)	$9,316
As a % of revenue (GAAP)		51.4%	52.2%	(0.8)%	(1.9)%	(3.6)%
As a % of revenue (Non-GAAP)		52.1%	47.0%	5.2%	(0.6)%	4.1%
Diluted net income (loss) per share:
GAAP						$(0.08)
Non-GAAP						$0.09
Shares used in per share calculation:
GAAP						100,539
Non-GAAP						103,494

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	July 1, 2022	April 1, 2022	July 2, 2021
Net income (loss) - GAAP	$14,840	$(1,529)	$(2,009)
Provision for income taxes	3,122	2,694	1,368
Interest expense, net	1,394	1,433	2,630
Depreciation	3,017	3,111	3,107
EBITDA	22,373	5,709	5,096

Adjustments
Stock-based compensation	5,575	7,586	4,033
Restructuring and related charges	745	1,156	382
Gain on sale of equity investment	(4,349)	—	—
Adjusted EBITDA	$24,344	$14,451	$9,511

	Six Months Ended
	July 1, 2022	July 2, 2021
Net income (loss) - GAAP	$13,311	$(8,133)
Provision for income taxes	5,816	2,064
Interest expense, net	2,827	5,233
Depreciation	6,128	6,164
Amortization of intangibles	—	507
EBITDA	28,082	5,835

Adjustments
Stock-based compensation	13,161	12,431
Restructuring and related charges	1,901	389
Gain on sale of equity investment	(4,349)	—
Adjusted EBITDA	$38,795	$18,655

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q3 2022 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$147	to	$157	$71	to	$78	$66	to	$69	$2	to	$5
Stock-based compensation expense	—			1			(6)			7
Restructuring and related charges	—			—			(1)			1
Non-cash interest and other expenses related to convertible notes	—			—			—			—
Tax effect of non-GAAP adjustments	—			—			—			—	to	1
Total adjustments	—			1			(6)			7	to	8
Non-GAAP	$147	to	$157	$72	to	$79	$60	to	$63	$9	to	$13
As a % of revenue (GAAP)				48.3%	to	49.9%	44.9%	to	43.9%	1.4%	to	3.2%
As a % of revenue (Non-GAAP)				48.9%	to	50.5%	40.8%	to	40.1%	6.1%	to	8.3%
Diluted net income per share:
GAAP										$0.02	to	$0.05
Non-GAAP										$0.08	to	$0.12
Shares used in per share calculation:
GAAP and Non-GAAP										109.5
(1) Components may not sum to total due to rounding.

	2022 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$607	to	$627	$297	to	$315	$264	to	$273	$21	to	$27
Stock-based compensation expense	—			2			(23)			25
Restructuring and related charges	—			1			(2)			3
Non-cash interest and other expenses related to convertible notes	—			—			—			1
Gain on sale of equity investment	—			—			—			(4)
Tax effect of non-GAAP adjustments	—			—			—			3	to	5
Total adjustments	—			3			(25)			28	to	30
Non-GAAP	$607	to	$627	$300	to	$318	$239	to	$248	$49	to	$57
As a % of revenue (GAAP)				48.9%	to	50.3%	43.5%	to	43.5%	3.5%	to	4.3%
As a % of revenue (Non-GAAP)				49.4%	to	50.7%	39.4%	to	39.6%	8.1%	to	9.1%
Diluted net income per share:
GAAP										$0.19	to	$0.25
Non-GAAP										$0.44	to	$0.52
Shares used in per share calculation:
GAAP and Non-GAAP										109.6
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q3 2022 Financial Guidance			2022 Financial Guidance
Net income - GAAP	$2	to	$5	$21	to	$27
Provision for income taxes	1		2	10		14
Interest expense, net	1		1	5		5
Depreciation	3		3	12		12
EBITDA	$7	to	$11	$48	to	$58

Adjustments
Stock-based compensation	7		7	25		25
Restructuring and related charges	1		1	3		3
Gain on sale of equity investment	—		—	(4)		(4)
Adjusted EBITDA	$15	to	$19	$72	to	$82
(1) Components may not sum to total due to rounding.